UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2006

Monster Worldwide, Inc.
(Exact name of issuer as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-21571	13-3906555
(Commission File Number)	(IRS Employer Identification No.)

622 Third Avenue
New York, NY 10017
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code (212) 351-7000

None.
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 1.01              ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ITEM 2.01              COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On August 31, 2006, Monster Worldwide, Inc. (the “Company”) entered into an Asset Purchase Agreement (the “Agreement”) by and among the Company, TMP Worldwide Advertising & Communications, Inc. (“TMP AdComms”), TMP Worldwide Communications Inc. (“TMP Communications”), Monster (California), Inc. (“Monster California”, and together with the Company, TMP AdComms and TMP Communications, the “Sellers”) and TMP Worldwide Advertising & Communications, LLC (“Buyer”), an affiliate of Veronis Suhler Stevenson. Pursuant to the Agreement, the Sellers sold to Buyer on August 31, 2006 the Sellers’ Advertising & Communications business in the United States and Canada.  A copy of the Agreement is filed herewith as Exhibit 2.1. The Company also entered into a Transition Services Agreement with Buyer, dated August 31, 2006, pursuant to which it will provide certain information technology, administrative, legal, tax and other services to Buyer during a transitional period, and a Recruitment Advertising Agency Agreement, dated August 31, 2006, pursuant to which the Company and Buyer agreed to certain commission rates and other commercial terms, through August 31, 2010.

The purchase price for the sale was $45,000,000, subject to a working capital adjustment. The net proceeds to the Company, after deductions for the working capital adjustment, taxes and transaction costs, are expected to be approximately $27,000,000.

ITEM 9.01              FINANCIAL STATEMENTS AND EXHIBITS.

(b)           Pro Forma Financial Information

The unaudited pro forma condensed consolidated financial information of the Company is based on and should be read in conjunction with the audited consolidated financial statements and notes thereto appearing in the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2005. The accompanying unaudited pro forma condensed consolidated statements of operations for the years ended December 31, 2005, 2004 and 2003, respectively, are presented as if the disposition of TMP AdComms discussed in Item 2.01 hereof had been completed as of January 1, 2003.  The Company is not presenting financial information for any 2006 interim period and comparable 2005 interim period, as the transaction is fully reflected as discontinued operations in the Company’s Form 10-Q for the quarter ended September 30, 2006, which was filed on December 26, 2006.

In the opinion of management, the accompanying unaudited pro forma condensed consolidated statement of operations includes all material adjustments necessary to reflect, on a pro forma basis, the impact of such disposition on the historical financial information of the Company.  The adjustments are described in the notes to the unaudited pro forma condensed consolidated financial information and are set forth in the “Pro Forma Adjustment” column or row.

The unaudited pro forma condensed consolidated financial information has been presented for informational purposes only and is not indicative of any future results of operations or the results that might have occurred if the sale had actually been completed on the indicated dates.

MONSTER WORLDWIDE, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(in thousands, except per share amounts)

	Year Ended	Pro Forma		Pro Forma	Year Ended
	12/31/2005 (A)	Adjustment (B)		Adjustment (D)	December 31, 2005

Revenue	$986,917	$(85,267)		$(83,379)	$818,271

Salaries and related	439,465	(50,685	)(C)	(57,729)	331,051
Office and general	187,204	(16,185)		(19,152)	151,867
Marketing and promotion	196,070	(661)		(688)	194,721
Total operating expenses	822,739	(67,531)		(77,569)	677,639

Operating income	164,178	(17,736)		(5,810)	140,632

Interest and other, net	6,229	(785)		(614)	4,830

Income from continuing operations before income taxes and equity interest	170,407	(18,521)		(6,424)	145,462
Income taxes	60,809	(7,223)		(1,945)	51,641
Losses in equity interest	(3,397)	—		—	(3,397)
Income from continuing operations	$106,201	$(11,298)		$(4,479)	$90,424

Basic earnings per share:
Earnings per share from continuing operations	$0.87				$0.74

Diluted earnings per share:
Earnings per share from continuing operations	$0.85				$0.72

Weighted average shares outstanding:
Basic	122,055				122,055
Diluted	125,038				125,038

See accompanying notes to unaudited pro forma condensed consolidated financial information.

MONSTER WORLDWIDE, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(in thousands, except per share amounts)

	Year Ended	Pro Forma		Pro Forma	Year Ended
	12/31/2004 (A)	Adjustment (B)		Adjustment (D)	December 31, 2004
Revenue	$756,131	$(75,767)		$(86,455)	$593,909

Salaries and related	361,372	(49,199	)(C)	(60,960)	251,213
Office and general	158,975	(15,198)		(20,503)	123,274
Marketing and promotion	150,359	(741)		(528)	149,090
Total operating expenses	670,706	(65,138)		(81,991)	523,577

Operating income	85,425	(10,629)		(4,464)	70,332

Interest and other, net	(1,010)	(570)		(479)	(2,059)

Income from continuing operations before income taxes and equity interest	84,415	(11,199)		(4,943)	68,273
Income taxes	31,636	(4,368)		(2,133)	25,135
Losses in equity interest	—	—		—	—
Income from continuing operations	$52,779	$(6,831)		$(2,810)	$43,138

Basic earnings per share:
Earnings per share from continuing operations	$0.45				$0.37

Diluted earnings per share:
Earnings per share from continuing operations	$0.44				$0.36

Weighted average shares outstanding:
Basic	117,738				117,738
Diluted	120,075				120,075

See accompanying notes to unaudited pro forma condensed consolidated financial information.

MONSTER WORLDWIDE, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(in thousands, except per share amounts)

	Year Ended	Pro Forma		Pro Forma	Year Ended
	12/31/2003 (A)	Adjustment (B)		Adjustment (D)	December 31, 2003

Revenue	$552,098	$(61,991)		$(77,311)	$412,796

Salaries and related	276,580	(52,232	)(C)	(49,735)	174,613
Office and general	133,389	(18,117)		(16,800)	98,472
Marketing and promotion	116,100	(1,506)		(831)	113,763
Business reorganization and other special charges	45,396	(319)		(5,346)	39,731
Total operating expenses	571,465	(72,174)		(72,712)	426,579

Operating income	(19,367)	10,183		(4,599)	(13,783)

Interest and other, net	(1,245)	(520)		1,138	(627)

Income from continuing operations before income taxes and equity interest	(20,612)	9,663		(3,461)	(14,410)
Income taxes	2,341	3,769		(4,705)	1,405
Losses in equity interest	—	—		—	—
Income from continuing operations	$(22,953)	$5,894		$1,244	$(15,815)

Basic earnings per share:
Earnings per share from continuing operations	$(0.20)				$(0.14)

Diluted earnings per share:
Earnings per share from continuing operations	$(0.20)				$(0.14)

Weighted average shares outstanding:
Basic	112,124				112,124
Diluted	112,124				112,124

See accompanying notes to unaudited pro forma condensed consolidated financial information.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

(A)  Amounts reported for the years ended December 31, 2005, 2004 and 2003, respectively include the impact of the non-cash stock based compensation costs and related tax effects as a result of the Company’s stock option investigation, as presented in the Company’s Form 10-K/A filed on December 13, 2006.

The pro forma condensed consolidated statement of operations includes Pro Forma Adjustments as follows:

(B)  To reclassify the operations of the TMP AdComms business as discontinued operations. Tax adjustments were computed by applying Federal and State rates.

(C)  Included in adjustments to the “salaries and related” line item is the impact of the non-cash stock based compensation costs, as a result of the stock option investigation, associated with the TMP AdComms business which is being classified as a component of discontinued operations.

(D)  On March 1, 2006, the Company sold its TMP Worldwide Advertising & Communications businesses in Australia/New Zealand and Singapore in two separate transactions.  On May 10, 2006, the Company sold its TMP Worldwide Advertising & Communications businesses in the United Kingdom and Ireland.  In a separate transaction, the Company also sold its recruitment advertising agency in Spain.  These dispositions were not considered material and did not include a significant amount of assets.  The operations of these businesses, including the impact of non-cash stock based compensation costs and related tax effects from the Company’s stock option investigation, are included as a pro forma adjustment and are reflected as discontinued operations. Tax adjustments were computed by applying Federal and local tax rates in the appropriate jurisdiction.

The Pro Forma Adjustments reflected in Notes B and D above collectively comprise the Company’s Advertising & Communications operating segment.

(d)           Exhibits.

2.1           Asset Purchase Agreement, dated August 31, 2006, by and among the Company, TMP Worldwide Advertising & Communications, Inc., TMP Worldwide Communications Inc., Monster (California), Inc. and TMP Worldwide Advertising & Communications, LLC. (Previously filed as an exhibit to Form 8-K filed on September 5, 2006.)

99.1     Press release issued by the Company on August 31, 2006. (Previously filed as an exhibit to Form 8-K filed on September 5, 2006.)

(All other items on this report are inapplicable.)

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONSTER WORLDWIDE, INC.
(Registrant)

By:	/s/ Charles Baker
Charles Baker
Chief Financial Officer

Dated: January 16, 2007